UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010
DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-4018 (Commission File Number)	53-0257888 (I.R.S. Employer Identification No.)

3005 Highland Parkway, Suite 200 Downers Grove, Illinois (Address of Principal Executive Offices)	60515 (Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     Dover Corporation (the “Company”) is holding Dover Day, its 2010 Investor Meeting, on Monday, November 15, 2010 in New York, NY. The meeting begins at 10:00 a.m. E.S.T. and is available to all interested parties via webcast at http://www.dovercorporation.com. The presentation materials are attached hereto as Exhibit 99.1 and are available on the Investor Information section of the Company’s website at www.dovercorporation.com.

Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this report:

99.1	Dover Investor Day Presentation Materials, dated November 15, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2010	DOVER CORPORATION (Registrant)
	By:	/s/ Joseph W. Schmidt
		Name:	Joseph W. Schmidt
		Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Document
99.1	Dover Investor Day Presentation Materials, dated November 15, 2010.